UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 1, 2019

Innovative Payment Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

4768 Park Granada, Suite 200

Calabasas, CA 91302

(Address of principal executive offices)

(818) 864-8404

(Registrant’s telephone number, including area code)

QPAGOS

Paseo del la Reforma 404 Piso 15 PH
Col. Juarez, Del. Cuauhtemoc
Mexico, D.F. C.P. 06600

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☑   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2019, Innovative Payment Solutions, Inc. (formerly known as QPAGOS, the “Company”) filed an amendment to its articles of incorporation with the Secretary of State of the State of Nevada to change its corporate name change from “QPAGOS” to “Innovative Payment Solutions, Inc.” (the “Amended Certificate”). Also on November 1, 2019, immediately following the effectiveness of the Amended Certificate, the Company filed a Certificate of Change with the Secretary of State of the State of Nevada (the “Certificate of Change”) to effect a reverse split of Company’s common stock at a ratio of 1-for-10 (the “Reverse Stock Split”) , effective at 12:01 am on November 1, 2019. As a result of the Reverse Stock Split, each ten (10) pre-split shares of common stock outstanding will automatically combine into one (1) new share of common stock without any action on the part of the holders, and the number of outstanding shares common stock will be reduced from 320,477,867 shares to 32,047,787 shares (subject to rounding of fractional shares).

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-reverse stock split shares of the Company’s common stock not evenly divisible by 10, will, in lieu of a fractional share, be entitled the number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

The above description of the Amended Certificate and Certificate of Change and the Reverse Stock Split is a summary of the material terms thereof and is qualified in its entirety by reference to the Amended Certificate and Certificate of Change as filed with the Secretary of State of the State of Nevada on October 31, 2019, a copy of each of which is attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Certificate of Amendment to the Articles of Incorporation of the Registrant (name change)

3.2	Certificate of Change to the Articles of Incorporation of the Registrant (reverse split)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE PAYMENT SOLUTIONS, INC.

Date: November 1, 2019	By:	/s/ William Corbett
		Name:	William Corbett
		Title:	Chief Executive Officer

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